Exhibit 99.1
News

Investor and Media Contact:
Peggy Reilly Tharp, Caleres
(314) 854-4134, ptharp@caleres.com

Caleres Reports Second Quarter 2015 Results
Adjusted earnings per share improves 22% year-over-year
Company reiterates full-year guidance

ST. LOUIS, August 27, 2015 - Caleres (NYSE: CAL, caleres.com) today reported second quarter 2015 financial results, with net sales of $637.8 million versus second quarter 2014 net sales of $635.9 million. Second quarter 2015 net earnings were $16.8 million, or $0.38 per diluted share, and included $5.3 million of after-tax expense related to the company’s debt extinguishment.  Excluding this expense, net earnings were $22.1 million, or $0.50 per diluted share, up 22.4% versus second quarter 2014 net earnings of $18.1 million, or $0.41 per diluted share. Gross margin was 41.2%, up approximately 40 basis points year-over-year, while operating margin was 5.6%.

“Today we reported a solid quarter, as expected, with improved sales, margins and adjusted earnings,” said Diane Sullivan, CEO, president and chairman of Caleres. “Total sales were up 2%, excluding Shoes.com, while gross and operating margin both expanded in the quarter. We also improved bottom-line performance by 22%, thanks to continued progress toward our long-term strategic initiatives.”

US$M, except per share (unaudited)	2Q’15	2Q’14	2Q Chg	1H'15	1H'14	1H Chg
Consolidated net sales	$637.8	$635.9	0.3%	$1,240.1	$1,227.0	1.1%
Famous Footwear	395.9	404.1	(2.0)%	755.9	770.8	(1.9)%
Brand Portfolio	242.0	231.8	4.4%	484.2	456.2	6.1%
Gross profit	262.8	259.6	1.2%	511.3	502.0	1.9%
Margin	41.2%	40.8%	40 bps	41.2%	40.9%	30 bps
SG&A	227.1	228.3	(0.6)%	445.2	442.0	0.7%
% of net sales	35.6%	35.9%	-30 bps	35.9%	36.0%	-10 bps
Operating earnings	35.7	31.3	14.2%	66.1	60.0	10.1%
Margin	5.6%	4.9%	70 bps	5.3%	4.9%	40 bps
Net interest expense	4.1	5.0	(18.1)%	8.3	10.2	(19.3)%
Earnings before income taxes	22.9	26.3	(12.7)%	49.1	49.8	(1.3)%
Tax rate	26.5%	31.4%	-490 bps	26.2%	32.7%	-650 bps
Net earnings	$16.8	$18.1	(6.9)%	$36.1	$33.5	7.7%
Per diluted share	$0.38	$0.41	(7.3)%	$0.82	$0.76	7.9%
Adjusted net earnings	$22.1	$18.1	22.4%	$41.4	$33.5	23.5%
Per diluted share	$0.50	$0.41	22.0%	$0.94	$0.76	23.7%

Second Quarter Highlights
Famous Footwear second quarter 2015 sales of $395.9 million were up 0.6% year-over-year, excluding Shoes.com, which was sold in December of 2014. For the quarter, same-store-sales were up 0.1%, with strong growth in canvas outweighing weakness in performance athletic product and sandals. During the quarter, 10 new stores were opened and six stores were closed.

Brand Portfolio sales of $242.0 million were up 4.4% in the second quarter, with performance in the quarter driven by a 14.1% improvement in Contemporary Fashion. Healthy Living sales were down 1.5%, as increases in wholesale sales were unable to offset weakness on the retail side, where the company operated nine fewer stores year-over-year.

Consolidated gross profit of $262.8 million was up 1.2% in the second quarter, while gross margin of 41.2% was up approximately 40 basis points year-over-year. SG&A for the second quarter was $227.1 million, representing 35.6% of net sales - down approximately 30 basis points versus the prior year. For the quarter, operating margins improved approximately 70 basis points year-over-year to 5.6%.

Inventory at the end of the second quarter was $641.1 million, down 2.5% from $657.7 million in the prior year. Famous Footwear inventory was down 0.7% on a per store basis, while Brand Portfolio inventory was down 3.4%. At quarter-end, Caleres had no borrowings against its revolving credit facility and had $129.3 million of cash and equivalents.

Financial Review and 2015 Outlook
“In the second quarter, we made steady progress toward achieving our full year earnings guidance, as we continued to drive margin expansion and further strengthened our balance sheet,” said Ken Hannah, chief financial officer of Caleres. “This progress has enabled us to accelerate investment in our long-term strategic growth initiatives.”

Guidance Metric	FY’15
Consolidated net sales	$2.61 to $2.63 billion
Famous Footwear same-store sales	Up low-single digits
Famous Footwear reported sales	Flat, due to sale of Shoes.com
Brand Portfolio sales	Up mid-single digits
Gross margin	Up approximately 15 bps
SG&A	Less than or equal to 35.4% of sales
Net interest expense	~$18 million
Effective tax rate	30% to 33%
Adjusted earnings per diluted share	$1.84 to $1.94
Depreciation and amortization	~$53 million
Capital expenditures	~$75 million

Quarterly Dividend
The company also declared a quarterly dividend of $0.07 per share, payable October 1, 2015, to shareholders of record as of September 17, 2015. This dividend will be the 371st consecutive quarterly dividend paid by the company.

Investor Conference Call: Caleres will host an investor conference call at 5 p.m. ET today, August 27, 2015. The webcast and slides will be available at investor.caleres.com/news/events. A live conference call will be available at (877) 217-9089 for analysts in North America or (706) 679-1723 for international analysts by using the conference ID 5950620. A replay will be available at investor.caleres.com/news/events/archive for a limited period. Investors may also access the replay by dialing (855) 859-2056 in North America or (404) 537-3406 internationally and using the conference ID 5950620 through September 10, 2015.

Definitions: All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Caleres, Inc. and diluted earnings per common share attributable to Caleres, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Non-GAAP Financial Measures: In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future gross profit, operating earnings, net earnings and earnings per diluted share adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results. Reconciliations to the applicable GAAP financial measures have been included in the attached schedules.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially.  These risks include (i) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions; (ii) rapidly changing fashion trends and purchasing patterns; (iii) intense competition within the footwear industry; (iv) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the Company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (v) the ability to accurately forecast sales and manage inventory levels; (vi) cybersecurity threats or other major disruption to the Company’s information technology systems; (vii) customer concentration and increased consolidation in the retail industry; (viii) a disruption in the Company’s distribution centers; (ix)  the ability to recruit and retain senior management and other key associates; (x) foreign currency fluctuations;  (xi) compliance with applicable laws and standards with respect to labor, trade and product safety issues; (xii) the ability to secure/exit leases on favorable terms; (xiii) the ability to attract, retain, and maintain good relationships with licensors and protect intellectual property rights;  and (xiv) the ability to maintain relationships with current suppliers. The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended January 31, 2015, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

# # #

About Caleres: Caleres is a diverse portfolio of global brands, which fit people’s lives:  Family, Healthy Living and Contemporary Fashion.  Our products are available virtually everywhere - in the over 1,200 retail stores we operate, in hundreds of major department and specialty stores, on our branded ecommerce sites, and on many additional third-party retail websites.  Famous Footwear and Famous.com serve as our Family brands. Our Contemporary Fashion brands include Sam Edelman, Franco Sarto, Vince, Via Spiga, Diane von Furstenberg, Fergie Footwear and Carlos Santana.  Naturalizer, Dr. Scholl's, LifeStride, Bzees and Ryka represent our Healthy Living brands. Combined, these brands help make Caleres a company with both a legacy and a mission.  Our legacy is our more than 130 years of craftsmanship, our passion for fit and our business savvy, while our mission is to continue to inspire people to feel better feet first.  Visit caleres.com to learn more about us.

SCHEDULE 1

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)		(Unaudited)
	Thirteen Weeks Ended		Twenty-six Weeks Ended
(Thousands, except per share data)	August 1, 2015	August 2, 2014	August 1, 2015	August 2, 2014
Net sales	$637,834	$635,877	$1,240,117	$1,227,039
Cost of goods sold	375,039	376,235	728,796	725,056
Gross profit	262,795	259,642	511,321	501,983
Selling and administrative expenses	227,061	228,340	445,251	441,955
Operating earnings	35,734	31,302	66,070	60,028
Interest expense	(4,345)	(5,125)	(8,808)	(10,431)
Loss on early extinguishment of debt	(8,690)	—	(8,690)	—
Interest income	238	109	542	185
Earnings before income taxes	22,937	26,286	49,114	49,782
Income tax provision	(6,074)	(8,247)	(12,860)	(16,267)
Net earnings	16,863	18,039	36,254	33,515
Net earnings (loss) attributable to noncontrolling interests	38	(25)	168	22
Net earnings attributable to Caleres, Inc.	$16,825	$18,064	$36,086	$33,493
Basic earnings per common share attributable to Caleres, Inc. shareholders	$0.38	$0.41	$0.82	$0.77
Diluted earnings per common share attributable to Caleres, Inc. shareholders	$0.38	$0.41	$0.82	$0.76

Basic number of shares	$42,325	$42,074	$42,319	$41,980
Diluted number of shares	$42,448	$42,276	$42,455	$42,198

SCHEDULE 2

CALERES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
	(Unaudited)
	August 1, 2015	August 2, 2014	January 31, 2015
(Thousands)
ASSETS

Cash and cash equivalents	$129,345	$46,876	$67,403
Restricted cash	41,482	—	—
Receivables, net	144,213	125,484	136,646
Inventories, net	641,128	657,656	543,103
Prepaid expenses and other current assets	41,002	39,167	43,744
Total current assets	997,170	869,183	790,896

Property and equipment, net	150,839	148,358	149,743
Goodwill and intangible assets, net	132,737	136,762	134,587
Other assets	146,727	134,779	141,586
Total assets	$1,427,473	$1,289,082	$1,216,812

LIABILITIES AND EQUITY

Current portion of long-term debt	$39,157	$—	$—
Trade accounts payable	382,626	341,694	215,921
Other accrued expenses	156,106	159,152	181,162
Total current liabilities	577,889	500,846	397,083

Long-term debt	200,000	199,104	199,197
Deferred rent	40,981	36,560	39,742
Other liabilities	39,375	43,320	39,168
Total other liabilities	280,356	278,984	278,107

Total Caleres, Inc. shareholders’ equity	568,345	508,582	540,910
Noncontrolling interests	883	670	712
Total equity	569,228	509,252	541,622
Total liabilities and equity	$1,427,473	$1,289,082	$1,216,812

SCHEDULE 3

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
	(Unaudited)
	Twenty-six Weeks Ended
(Thousands)	August 1, 2015	August 2, 2014
OPERATING ACTIVITIES:
Net cash provided by operating activities	$101,255	$66,491

INVESTING ACTIVITIES:
Capital expenditures	(27,570)	(26,225)
Disposals of property and equipment	7,111	—
Acquisition of trademarks	—	(65,065)
Net cash used for investing activities	(20,459)	(91,290)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	86,000	456,000
Repayments under revolving credit agreement	(86,000)	(463,000)
Proceeds from issuance of 2023 senior notes	200,000	—
Redemption of 2019 senior notes	(160,700)	—
Restricted cash	(41,482)	—
Debt issuance costs	(3,650)	—
Dividends paid	(6,135)	(6,110)
Acquisition of treasury stock	(4,921)	—
Issuance of common stock under share-based plans, net	(4,428)	(523)
Tax benefit related to share-based plans	2,838	2,097
Net cash used for financing activities	(18,478)	(11,536)
Effect of exchange rate changes on cash and cash equivalents	(376)	665
Increase (decrease) in cash and cash equivalents	61,942	(35,670)
Cash and cash equivalents at beginning of period	67,403	82,546
Cash and cash equivalents at end of period	$129,345	$46,876

SCHEDULE 4

CALERES, INC.
RECONCILIATION OF NET EARNINGS AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)			(Unaudited)
	Thirteen Weeks Ended August 1, 2015			Thirteen Weeks Ended August 2, 2014
(Thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share

GAAP earnings		$16,825	$0.38		$18,064	$0.41

Charges/Other Items
Loss on early extinguishment of debt	$8,690	5,281	0.12	$—	—	—
Total charges/other items	$8,690	$5,281	$0.12	$—	$—	$—
Adjusted earnings		$22,106	$0.50		$18,064	$0.41

	(Unaudited)			(Unaudited)
	Twenty-six Weeks Ended August 1, 2015			Twenty-six Weeks Ended August 2, 2014
(Thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share
GAAP earnings		$36,086	$0.82		$33,493	$0.76

Charges/Other Items
Loss on early extinguishment of debt	$8,690	5,281	0.12	$—	—	—
Total charges/other items	$8,690	5,281	0.12	$—	—	—
Adjusted earnings		$41,367	$0.94		$33,493	$0.76

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT
(Unaudited)

SUMMARY FINANCIAL RESULTS

	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	August 1, 2015	August 2, 2014	August 1, 2015	August 2, 2014	August 1, 2015	August 2, 2014	August 1, 2015	August 2, 2014
Net sales	$395,873	$404,069	$241,961	$231,808	$—	$—	$637,834	$635,877
Gross profit	$179,510	$180,974	$83,285	$78,668	$—	$—	$262,795	$259,642
Gross profit rate	45.3%	44.8%	34.4%	33.9%	—%	—%	41.2%	40.8%
Operating earnings (loss)	$27,672	$25,524	$16,005	$17,497	$(7,943)	$(11,719)	$35,734	$31,302
Operating earnings %	7.0%	6.3%	6.6%	7.5%	—%	—%	5.6%	4.9%
Same-store sales % (on a 13-week basis)	0.1%	1.6%	(5.2)%	2.3%	—%	—%	—%	—%
Number of stores	1,044	1,035	163	170	—	—	1,207	1,205

	Twenty-six Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	August 1, 2015	August 2, 2014	August 1, 2015	August 2, 2014	August 1, 2015	August 2, 2014	August 1, 2015	August 2, 2014
Net sales	$755,893	$770,795	$484,224	$456,244	$—	$—	$1,240,117	$1,227,039
Gross profit	$347,724	$346,336	$163,597	$155,647	$—	$—	$511,321	$501,983
Gross profit rate	46.0%	44.9%	33.8%	34.1%	—%	—%	41.2%	40.9%
Operating earnings (loss)	$55,632	$52,254	$27,065	$28,700	$(16,627)	$(20,926)	$66,070	$60,028
Operating earnings %	7.4%	6.8%	5.6%	6.3%	—%	—%	5.3%	4.9%
Same-store sales % (on a 26-week basis)	1.5%	1.5%	(3.9)%	(1.5)%	—%	—%	—%	—%
Number of stores	1,044	1,035	163	170	—	—	1,207	1,205

SCHEDULE 6

CALERES, INC.
BASIC AND DILUTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)		(Unaudited)
	Thirteen Weeks Ended		Twenty-six Weeks Ended
(Thousands, except per share data)	August 1, 2015	August 2, 2014	August 1, 2015	August 2, 2014

Net earnings attributable to Caleres, Inc.:
Net earnings	$16,863	$18,039	$36,254	$33,515
Net (earnings) loss attributable to noncontrolling interests	(38)	25	(168)	(22)
Net earnings allocated to participating securities	(544)	(669)	(1,195)	(1,262)
Net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$16,281	$17,395	$34,891	$32,231

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	42,325	42,074	42,319	41,980
Dilutive effect of share-based awards	123	202	136	218
Diluted common shares attributable to Caleres, Inc.	42,448	42,276	42,455	42,198

Basic earnings per common share attributable to Caleres, Inc. shareholders	$0.38	$0.41	$0.82	$0.77

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$0.38	$0.41	$0.82	$0.76

SCHEDULE 7

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)		(Unaudited)
	Thirteen Weeks Ended		Twenty-six Weeks Ended
(Thousands, except per share data)	August 1, 2015	August 2, 2014	August 1, 2015	August 2, 2014

Adjusted net earnings attributable to Caleres, Inc.:
Adjusted net earnings	$22,144	$18,039	$41,535	$33,515
Net (earnings) loss attributable to noncontrolling interests	(38)	25	(168)	(22)
Net earnings allocated to participating securities	(715)	(669)	(1,370)	(1,262)
Adjusted net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$21,391	$17,395	$39,997	$32,231

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	42,325	42,074	42,319	41,980
Dilutive effect of share-based awards	123	202	136	218
Diluted common shares attributable to Caleres, Inc.	42,448	42,276	42,455	42,198

Basic adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.51	$0.41	$0.95	$0.77

Diluted adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.50	$0.41	$0.94	$0.76